                                     [PHOTO]














                                                            THE BRAZILIAN
                                                            EQUITY FUND, INC.
                                                            ------------------
                                                            SEMI-ANNUAL REPORT
                                                            SEPTEMBER 30, 2000



CONTENTS
Letter to Shareholders ..........................................................................................1

Portfolio Summary ...............................................................................................5

Schedule of Investments .........................................................................................6

Statement of Assets and Liabilities .............................................................................8

Statement of Operations .........................................................................................9

Statement of Changes in Net Assets .............................................................................10

Financial Highlights ...........................................................................................12

Notes to Financial Statements ..................................................................................14

Results of Annual Meeting of Shareholders ......................................................................18

Description of InvestLink-SM- Program ..........................................................................19



PICTURED ON THE COVER IS THE TRADING FLOOR OF THE SAO PAULO STOCK EXCHANGE ("BOVESPA").

 LETTER TO SHAREHOLDERS                                       October 23, 2000


DEAR SHAREHOLDER:

I am writing to report on the activities of The Brazilian Equity Fund, Inc. (the "Fund") for the six months ended September 30, 2000.

According to its charter, the Fund's investment objective is to achieve long-term capital appreciation via investment in equity securities of Brazilian issuers. These securities may be listed on stock exchanges either in Brazil or elsewhere, notably New York. At September 30, 2000, total net assets were $44,449,260.

PERFORMANCE: DRIVEN BY FLEXIBLE APPROACH TO TELECOM

The Fund's net asset value ("NAV") at September 30, 2000 was $7.97 per share, compared to $8.36 per share at March 31, 2000. As a result, the Fund's total return (based on NAV) during the six months ended September 30, 2000 was -4.7%. By contrast, the Morgan Stanley Capital International Brazil Index (the "Index")* returned -8.60% in the same period.

We attribute the Fund's outperformance of the Index primarily due to our flexible approach to the market's important telecommunications sector. At different times over the course of the semi-annual period, we felt that telecom shares were highly undervalued and overvalued, respectively, and took positions in them accordingly.

This was most notable among cellular companies, which we bought in May following a sell-off in which their valuations had been beaten down to bargain-basement levels. Our timing proved fortuitous, as these same cellular stocks rallied vigorously to the point of overvaluation within weeks, allowing us to take healthy profits. We also maintained more consistent exposure to fixed-line telecom providers, which outperformed.

Two other industry allocations were additionally beneficial to the Fund's overall return. The first was energy, in which we heavily overweighted Petroleo Brasileiro S.A. ("Petrobras") (the fund's largest holding at September 30), the nation's top oil company and largest stock, which did very well. The other was banking, which we overweighted for its appeal in a time of falling interest rates, rising domestic consumption and industry consolidation. Two leading Brazilian banks, Banco Itau S.A. and Banco Bradesco S.A., were among the Fund's top 10 holdings.

By far, performance was most negatively impacted by our positioning with regard to utility stocks. We significantly underweighted utilities compared to the Index due to their weak operating fundamentals and vulnerability to political risk. Unfortunately, they generated better returns than the Brazilian market as a whole in the period.

THE MARKET: SOLID FORWARD PROGRESS

Over the past six months and more, Brazil trounced its critics and proved itself to be the not-so-little economic engine that could.

-------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

The country didn't give in to the global unrest fomented by the 1997 Thai currency crisis or the 1998 Russian debt crisis, both of which rocked the economies of most of its Latin American neighbors. It didn't crumble when the awkward devaluation of the REAL in January 1999 led some observers to question its ability to manage tough fiscal issues and move its economy forward.

Instead, Brazil astounded nearly everyone by assembling a first-class economic management team, sticking to the team's often-unpopular recommendations and, ultimately, reaping the rewards of both.

By most accounts, such "reaping" has just begun. There was hard evidence of this during the first half of the Fund's semi-annual period. The Brazilian economy, for example, proved to be more insulated from the effects of a harsh sell-off in NASDAQ than most of its Latin counterparts. It suffered, to be sure, but far less than its recent history might have otherwise suggested.

In light of the country's macroeconomic strengths during this period, it's easy to see why: inflation fell to the mid-single-digits; the central bank twice cut short-term interest rates by a full percentage point to their lowest level in several years; and the government demonstrated atypical fiscal prudence and continued to meet strict fiscal targets set by the International Monetary Fund ("IMF"). Overseas investors responded enthusiastically to these and other developments with near-record foreign direct investment.

The second quarter ended on a decidedly upbeat note, with a growing conviction that Brazil's economic engine might well be able to continue its upward drive, even in the face of slower global growth.

Although Brazil suffered a few setbacks during the semi-annual period's second half, these mostly failed to deter investor interest. Among the second half's macroeconomic and investment highlights were:

- SUCCESSFUL PUBLIC OFFERINGS. Contrary to expectations, investors flocked to new offerings of American Depositary Receipts in three major Brazilian companies, along with assorted domestic issues. This demonstrated their confidence both in the nation's continuing economic recovery and the outlook for corporate profitability.

- HEALTHY CAPITAL INFLOWS. Vigorous inflows from foreign direct investment and other sources during the quarter helped to largely offset the high current-account deficit and shore up investor confidence locally and abroad.

- REALIZED IMF TARGETS. Fiscal results continued to meet IMF targets.

- ECONOMIC GROWTH. There were clear signs of a pick-up in the economy, mostly in the industrial sector. This was expected to translate into a boost in consumption over the second half of the calendar year.

- HIGHER POPULARITY FOR CARDOSO. President Cardoso's popularity bounced off historic lows. There remained room for substantial improvement, however.

All in all, positive economic and equity-related developments outweighed the negatives during the period, with the proverbial light at the end of the tunnel turning very bright and welcoming for investors in Brazil.

-------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

PORTFOLIO STRATEGY AND STRUCTURE: A DEFENSIVE STANCE

TOP 10 HOLDINGS, BY ISSUER(*)

                                                             % OF
     HOLDING                         SECTOR               NET ASSETS
     -------                         ------               ----------
 1. Petrobras                  Oil & Natural Gas                23.0
 2. Tele Norte Leste           Local and/or Long
                           Distance Telephone Service           8.2
 3. Bebidas                        Bottling                     7.0
 4. CVRD                            Mining                      7.0
 5. CBD                        Food & Beverages                 6.7
 6. Embratel               Local and/or Long Distance
                               Telephone Service                5.9
 7. Banco Itaoe                      Banking                    5.0
 8. Bradesco                         Banking                    4.1
 9. Brasil Telecom         Local and/or Long Distance
                                 Telephone Service              3.7
10. Eletrobras                 Electric Integrated              3.4
                                                               ----
     Total                                                     74.0
                                                               ====

------------------
(*) Company names are abbreviations of those found in the chart on page 5.

SECTOR ALLOCATION
(% of Net Assets)

[CHART]

Banking                                          11.95%
Bottling                                          7.02%
Cellular Telecommunications                       5.50%
Food & Beverages                                  6.75%
Local and/or Long Distance Telephone Service     17.78%
Mining                                            9.57%
Oil & Natural Gas                                22.97%
Other(*)                                         18.46%

------------------
(*) Other includes electric distribution, electric integrated, holding companies, paper products, real estate, retail, steel, telecommunications and cash and other assets in excess of liabilities.

While recognizing the economic progress Brazil has made this year, our near-term investment strategy has become more defensive in light of the setbacks we described earlier.

Toward the end of the period, for example, we reduced our weighting in financial stocks by taking profits in a sector that had outperformed for much of the year. We then reallocated the proceeds to defensive sectors like beverages and retailing, which should benefit from strong domestic demand.

We currently remain slightly overweight in telecom, as bad news is already priced into telecom shares, and we don't consider the present a good time in which to move into or out of the sector. Elsewhere, we still are underweight in electric utilities and industrial conglomerates, each of which has underperformed amid a spate of negative news, poor prospects and general investor apathy.

OUTLOOK: CAUTIOUS IN NEAR TERM, MORE OPTIMISTIC FURTHER AHEAD

Looking ahead, we are firmly in the camp of those who see Brazil as the most promising Latin American equity market.

The Brazilian economy is in a very healthy stage of development, much like that of Mexico just before it took off. The upgrade of Brazil's foreign-currency government debt rating by Moody's in mid-October, which we had anticipated, makes this abundantly clear. In the not-too-distant future, we also expect to see a reduction in the nation's sovereign risk, further improvements on the fiscal and inflation fronts and additional interest-rate cuts. All of these bode well for the future.


-------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

Still, we're cautious about Brazil's near-term prospects, based on several factors. Fundamentals in the telecom sector, for instance, probably will stay negative for a while. Oil prices may very well remain high for some time to come. And global markets aren't helping, as slowing economic growth in the developed world inevitably dampens the outlook for Brazilian exports.

Even so, we feel both that Brazil will be able to deal with these actual and potential problems and its economy will remain on track to be one of the strongest in Latin America over the next 12 months.

Respectfully,



/s/ Emily Alejos
    Emily Alejos
Chief Investment Officer(**)

FROM CREDIT SUISSE ASSET MANAGEMENT, LLC:

We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program which is known as the InvestLink-SM- Program ("the Program"). The Program can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact the Fund's Transfer Agent for details about participating in the Program. The Program also provides for additional share repurchases. The Program is described on pages 19 through 21 of this report.





------------------------

(*) The Morgan Stanley Capital International Brazil Index is an unmanaged index (with no defined investment objective) of Brazilian equities that includes reinvestment of dividends, and is the exclusive property of Morgan Stanley Capital International Inc.

(**) Emily Alejos, who is a Director of Credit Suisse Asset Management, LLC ("CSAM"), is primarily responsible for management of the Fund's assets. She has served the Fund in such capacity since November 9, 1999. Ms. Alejos joined CSAM in 1997 from Bankers Trust Co., where she was an emerging markets portfolio manager. Previously, she focused on Latin American equities at G.T. Capital Management in San Francisco. Ms. Alejos is Chief Investment Officer of the Fund. She is also Chief Investment Officer of The Latin America Equity Fund, Inc. and Investment Officer of The Chile Fund, Inc., and The Emerging Markets Telecommunications Fund, Inc.


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.
PORTFOLIO SUMMARY - AS OF SEPTEMBER 30, 2000 (UNAUDITED)
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
 SECTOR ALLOCATION
-------------------------------------------------------------------------------

[CHART]

                                                 AS A PERCENT OF NET ASSETS
                                              September 30, 2000  March 31, 2000
Banking                                          11.95%              15.10%
Bottling                                          7.02%               0.00%
Cellular Telecommunications                       5.50%               3.79%
Electric Distribution                             2.75%               6.16%
Electric Integrated                               3.35%               2.10%
Food & Beverages                                  6.75%               6.41%
Local and/or Long Distance Telephone Service     17.78%              11.18%
Mining                                            9.57%               6.65%
Oil & Natural Gas                                22.97%              22.88%
Paper Products                                    3.10%               0.00%
Telecommunications                                1.94%              17.10%
Other                                             7.32%               8.63%

-------------------------------------------------------------------------------
 TOP 10 HOLDINGS, BY ISSUER
-------------------------------------------------------------------------------


                                                                                                             Percent of
      Holding                                                                  Sector                        Net Assets
---------------------------------------------------------------------------------------------------------------------------

   1. Petroleo Brasileiro S.A.                                             Oil & Natural Gas                     23.0
---------------------------------------------------------------------------------------------------------------------------

   2. Tele Norte Leste Participacoes S.A.                  Local and/or Long Distance Telephone Service           8.2
---------------------------------------------------------------------------------------------------------------------------
   3. Companhia de Bebidas das Americas                                       Bottling                            7.0
---------------------------------------------------------------------------------------------------------------------------
   4. Companhia Vale do Rio Doce                                               Mining                             7.0
---------------------------------------------------------------------------------------------------------------------------
   5. Companhia Brasileira de Distribuicao
      Grupo Pao de Acucar                                                    Food & Beverages                     6.7
---------------------------------------------------------------------------------------------------------------------------
   6. Embratel Participacoes S.A.                           Local and/or Long Distance Telephone Service          5.9
---------------------------------------------------------------------------------------------------------------------------
   7. Banco Itau S.A.                                                          Banking                           5.0
---------------------------------------------------------------------------------------------------------------------------
   8. Banco Bradesco S.A.                                                      Banking                            4.1
---------------------------------------------------------------------------------------------------------------------------
   9. Brasil Telecom Participacoes S.A.                     Local and/or Long Distance Telephone Service          3.7
---------------------------------------------------------------------------------------------------------------------------
  10. Centrais Eletricas Brasileiras S.A.                                Electric Integrated                      3.4
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

                                                                              5

-------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2000 (UNAUDITED)
-------------------------------------------------------------------------------

                                                     No. of                          Value
Description                                        Shares/Units                     (Note A)
---------------------------------------------------------------------------------------------------------------------------
EQUITY OR EQUITY-LINKED SECURITIES-98.52%

---------------------------------------------------------------------------------------------------------------------------
 BANKING-11.95%
---------------------------------------------------------------------------------------------------------------------------

Banco Bradesco S.A. PN .......................    217,865,509                       $  1,803,922
Banco Itau S.A. PN ...........................     24,877,656                          2,213,747
Uniao de Bancos
 Brasileiros S.A. GDR ........................         39,200                          1,293,600
                                                                                   -------------
                                                                                       5,311,269
                                                                                   -------------

---------------------------------------------------------------------------------------------------------------------------
 BOTTLING-7.02%
---------------------------------------------------------------------------------------------------------------------------

Companhia de Bebidas
 das Americas ADR ............................          36,000                           796,500
Companhia de Bebidas das
 Americas PN .................................       2,108,239                         2,322,151
                                                                                   -------------
                                                                                       3,118,651
                                                                                   -------------

---------------------------------------------------------------------------------------------------------------------------
 CELLULAR TELECOMMUNICATIONS-5.50%
---------------------------------------------------------------------------------------------------------------------------

Celular CRT Participacoes
 S.A. PNA+ ...................................       2,153,000                          747,651
Tele Centro Oeste Celular
 Participacoes S.A. ADR+ ......................          85,500                          908,437
Telemig Celular
 Participacoes S.A. ADR+ ......................          14,900                          788,769
Telemig Celular S.A. PNC .....................          56,352                            1,223
                                                                                  -------------
                                                                                      2,446,080
                                                                                  -------------
---------------------------------------------------------------------------------------------------------------------------
 ELECTRIC DISTRIBUTION-2.75%
---------------------------------------------------------------------------------------------------------------------------

Eletropaulo Metropolitana
 S.A. PN+ ....................................      20,401,899                        1,223,339
                                                                                  -------------
--------------------------------------------------------------------------------------------------------------------------
 ELECTRIC INTEGRATED-3.35%
---------------------------------------------------------------------------------------------------------------------------

Centrais Eletricas Brasileiras
 S.A. ADR+ ...................................         154,000                        1,490,166
                                                                                  -------------
---------------------------------------------------------------------------------------------------------------------------
 FOOD & BEVERAGES-6.75%
---------------------------------------------------------------------------------------------------------------------------
Brazil Fast Food Corp.,
 Warrants (expiring 9/30/01)+* ...............         250,000                           15,000
Companhia Brasileira de
 Distribuicao Grupo Pao de
 Acucar ADR ..................................          80,300                        2,986,156
                                                                                  -------------
                                                                                      3,001,156
                                                                                  -------------
---------------------------------------------------------------------------------------------------------------------------
 HOLDING COMPANIES-2.13%
---------------------------------------------------------------------------------------------------------------------------

Investimentos Itau S.A. PN ...................         935,000                          948,698
                                                                                  -------------

                                                     No. of                          Value
Description                                          Shares                         (Note A)
---------------------------------------------------------------------------------------------------------------------------
LOCAL AND/OR LONG DISTANCE
 TELEPHONE SERVICE-17.78%
---------------------------------------------------------------------------------------------------------------------------
Brasil Telecom Participacoes
 S.A. ADR+ ...................................          28,100                      $ 1,636,825
Embratel Participacoes S.A. ADR+ .............         129,700                        2,399,450
Embratel Participacoes S.A. ON+ ..............      14,300,000                          210,349
Tele Norte Leste Participacoes
 S.A. ADR ....................................         159,801                        3,655,448
Telecomunicacoes de Minas
 Gerais S.A. PNB .............................          56,352                            2,385
                                                                                   ------------
                                                                                      7,904,457
                                                                                   ------------
---------------------------------------------------------------------------------------------------------------------------
 MINING-9.57%
---------------------------------------------------------------------------------------------------------------------------

Caemi Mineracao e
 Metalurgica S.A. PN+ ........................       8,863,000                        1,154,162
Companhia Vale do Rio
 Doce ADR+ ...................................          36,300                          905,231
Companhia Vale do Rio
 Doce PNA+ ...................................          87,340                        2,194,163
                                                                                  -------------
                                                                                      4,253,556
                                                                                  -------------
---------------------------------------------------------------------------------------------------------------------------
 OIL & NATURAL GAS-22.97%
---------------------------------------------------------------------------------------------------------------------------

Petroleo Brasileiro S.A.+ ....................          82,300                        2,546,506
Petroleo Brasileiro S.A. ADR+ ................          96,200                        2,892,012
Petroleo Brasileiro S.A. PN+ .................         166,817                        4,770,079
                                                                                ---------------
                                                                                     10,208,597
                                                                                ---------------
---------------------------------------------------------------------------------------------------------------------------
 PAPER PRODUCTS-3.10%
---------------------------------------------------------------------------------------------------------------------------

Aracruz Celulose S.A. ADR+ ...................          11,900                          197,094
Votorantim Celulose e Papel
 S.A. ADR+ ...................................          60,000                        1,181,250
                                                                                ---------------
                                                                                      1,378,344
                                                                                ---------------
---------------------------------------------------------------------------------------------------------------------------
 REAL ESTATE-1.39%
---------------------------------------------------------------------------------------------------------------------------

Sao Carlos
 Empreendimentos PN ..........................     252,827,228                          615,949
                                                                                ---------------
---------------------------------------------------------------------------------------------------------------------------
 RETAIL-0.76%
---------------------------------------------------------------------------------------------------------------------------
Lojas Americanas S.A. PN .....................     127,227,228                          338,260
                                                                                ---------------
---------------------------------------------------------------------------------------------------------------------------
 STEEL-1.56%
---------------------------------------------------------------------------------------------------------------------------
Gerdau S.A. PN ...............................      53,839,163                          690,882
                                                                                ---------------


-------------------------------------------------------------------------------
6

-------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
-------------------------------------------------------------------------------

                                                     No. of                          Value
Description                                          Shares                         (Note A)
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
 TELECOMMUNICATIONS-1.94%
---------------------------------------------------------------------------------------------------------------------------

Globo Cabo S.A. ADR ..........................          64,400                      $ 861,350
                                                                                -------------
---------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS-98.52%
 (Cost $35,919,237) (Notes A,D) ..............                                     43,790,754

CASH AND OTHER ASSETS IN EXCESS OF
 LIABILITIES-1.48% ...........................                                        658,506
                                                                               --------------
NET ASSETS-100.00% ...........................                                    $44,449,260
                                                                               ==============
--------------------------------------------------------------------------------------------------------------------------


*       Not a readily marketable security.
+       Security is non-income producing.
ADR   American Depositary Receipts.
GDR   Global Depositary Receipts.
ON    Ordinary Shares.
PN    Preferred Shares.
PNA   Preferred Shares, Class A
PNB   Preferred Shares, Class B.
PNC   Preferred Shares, Class C

-------------------------------------------------------------------------------
 See accompanying notes to financial statements.



---------------------------------------------------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - SEPTEMBER 30, 2000 (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
 ASSETS
---------------------------------------------------------------------------------------------------------------------------

Investments, at value (Cost $35,919,237) (Note A)......................................................  $43,790,754
Cash...................................................................................................      879,474
Dividends receivable...................................................................................       53,520
Prepaid expenses.......................................................................................       13,441
                                                                                                         -----------
Total Assets...........................................................................................   44,737,189
                                                                                                         -----------

--------------------------------------------------------------------------------------------------------------------------
 LIABILITIES
--------------------------------------------------------------------------------------------------------------------------

Payables:
    Investment advisory fee (Note B)...................................................................       84,977
    Administration fees (Note B).......................................................................        9,218
    Other accrued expenses.............................................................................      193,734
                                                                                                         -----------
Total Liabilities......................................................................................      287,929
                                                                                                         -----------

NET ASSETS (applicable to 5,580,441 shares of common stock outstanding) (Note C).......................  $44,449,260
                                                                                                         ===========
NET ASSET VALUE PER SHARE ($44,449,260 DIVIDED BY 5,580,441)...........................................        $7.97
                                                                                                         ===========

--------------------------------------------------------------------------------------------------------------------------
 NET ASSETS CONSIST OF
--------------------------------------------------------------------------------------------------------------------------

Capital stock, $0.001 par value; 5,580,441 shares issued and outstanding
   (100,000,000 shares authorized)..................................................................... $      5,580
Paid-in capital........................................................................................   77,260,882
Accumulated net investment loss........................................................................     (387,759)
Accumulated net realized loss on investments and foreign currency related transactions.................  (40,300,158)
Net unrealized appreciation in value of investments and translation of other
   assets and liabilities denominated in foreign currency..............................................    7,870,715
                                                                                                         -----------
Net assets applicable to shares outstanding............................................................  $44,449,260
                                                                                                         ===========










---------------------------------------------------------------------------------------------------------------------------
8                                                                           See accompanying notes to financial statements.





--------------------------------------------------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
 INVESTMENT INCOME
--------------------------------------------------------------------------------------------------------------------------


Income (Note A):
   Dividends.............................................................................................   $147,555
   Interest..............................................................................................     22,779
                                                                                                          ----------
   Total Investment Income...............................................................................    170,334
                                                                                                          ----------
Expenses:
   Investment advisory fees (Note B).....................................................................    254,892
   Audit and legal fees..................................................................................    120,835
   Accounting fees.......................................................................................     36,696
   Custodian fees (Note B)...............................................................................     35,662
   Printing..............................................................................................     30,736
   Administration fees (Note B)..........................................................................     27,407
   Directors' fees.......................................................................................     24,370
   Consulting fees.......................................................................................     18,636
   Transfer agent fees...................................................................................     16,140
   NYSE listing fee......................................................................................      8,107
   Insurance.............................................................................................      3,805
   Other.................................................................................................      7,128
   Brazilian taxes (Note A)..............................................................................     39,488
                                                                                                           ----------
   Total Expenses........................................................................................     623,902
   Less: Fee waivers (Note B)............................................................................     (65,809)
                                                                                                           ----------
     Net Expenses........................................................................................     558,093
                                                                                                           ----------
   Net Investment Loss...................................................................................    (387,759)
                                                                                                           ----------
--------------------------------------------------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY

 RELATED TRANSACTIONS
--------------------------------------------------------------------------------------------------------------------------

Net realized gain/(loss) from:
    Investments..........................................................................................   5,022,841
    Foreign currency related transactions................................................................     (51,561)
Net change in unrealized appreciation in value of investments and translation of other assets and liabilities denominated in foreign currency................................................  (7,151,141)
                                                                                                           ----------
Net realized and unrealized loss on investments and foreign currency related transactions................  (2,179,861)
                                                                                                           ----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................................................$ (2,567,620)
                                                                                                           ==========









--------------------------------------------------------------------------------------------------------------------------
See accompanying notes to financial statements.                                                                        9





-----------------------------------------------------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
                                                                                For the Six Months
                                                                                      Ended                  For the Fiscal
                                                                                 September 30, 2000            Year Ended
                                                                                    (unaudited)              March 31, 2000
                                                                               ----------------------       -----------------
-----------------------------------------------------------------------------------------------------------------------------
 INCREASE/(DECREASE) IN NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------

Operations:
   Net investment income/(loss)..............................................   $    (387,759)               $     149,902
   Net realized gain/(loss) on investments and foreign
     currency related transactions...........................................       4,971,280                   (4,540,852)
   Net change in unrealized appreciation/(depreciation) in value of investments and translation of other assets and liabilities denominated in
    foreign currency.........................................................      (7,151,141)                  24,033,597
                                                                                   -----------                  ----------
     Net increase/(decrease) in net assets resulting from operations.........      (2,567,620)                  19,642,647
                                                                                   -----------                  ----------
Capital stock transactions:
   Cost of 127,200 shares and 519,700 shares repurchased,
     respectively (Note G)...................................................        (704,683)                  (2,939,396)
                                                                                   -----------                 -----------
     Total increase/(decrease) in net assets.................................      (3,272,303)                  16,703,251
                                                                                   -----------                 ------------
--------------------------------------------------------------------------------------------------------------------------
 NET ASSETS
--------------------------------------------------------------------------------------------------------------------------

Beginning of period..........................................................      47,721,563                    31,018,312
                                                                                  -----------                   -----------
End of period................................................................     $44,449,260                   $47,721,563
                                                                                  ===========                   ===========







--------------------------------------------------------------------------------------------------------------------------
10                                                                         See accompanying notes to financial statements.


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-------------------------------------------------------------------------------
                                                                             11

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                                                 For the Six
                                                                                 Months Ended      For the Fiscal Years Ended
                                                                                 September 30,             March 31,
                                                                                     2000          --------------------------
                                                                                  (unaudited)        2000            1999
                                                                                  -----------       -------         -------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ............................................    $8.36            $4.98          $10.26
                                                                                     ------          -------        --------
Net investment income/(loss) ....................................................    (0.07)++          0.02++          0.04++
Net realized and unrealized gain/(loss) on investments and foreign currency
  related transactions ..........................................................    (0.36)            3.23           (5.23)
                                                                                     ------          -------        --------
Net increase/(decrease) in net assets resulting from operations .................    (0.43)            3.25           (5.19)
                                                                                     ------          -------        --------
Dividends and distributions to shareholders:
  Net investment income .........................................................    --               --              (0.04)
  In excess of net investment income ............................................    --               --              (0.08)
  Net realized gains on investments .............................................    --               --              --
  In excess of net realized gains on investments ................................    --               --              --
                                                                                     ------          -------        --------
Total dividends and distributions to shareholders ...............................    --               --              (0.12)
                                                                                     ------          -------        --------
Anti-dilutive impact due to common stock repurchased ............................     0.04             0.13            0.03
                                                                                     ------          -------        --------
Dilution due to common stock rights offering ....................................     --                --               --
                                                                                     ------          -------        --------
Net asset value, end of period ..................................................    $7.97            $8.36           $4.98
                                                                                     ======          =======        ========
Market value, end of period .....................................................   $5.625           $6.125          $4.313
                                                                                     ======          =======        ========
Total investment return (a) .....................................................    (8.16)%         42.03%          (46.87)%
                                                                                     ======          =======        ========
 RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted) .........................................  $44,449          $47,722         $31,018
Ratio of expenses to average net assets, net of fee waivers# ....................     2.53%(c)         3.80%           5.17%
Ratio of expenses to average net assets, excluding fee waivers ..................     2.83%(c)         4.15%           5.52%
Ratio of expenses to average net assets, net of fee waivers and excluding taxes .     2.35%(c)         3.33%           4.82%
Ratio of net investment income/(loss) to average net assets .....................    (1.76)%(c)        0.41%           0.66%
Portfolio turnover rate .........................................................       46%             135%            137%
----------------------------------------------------------------------------------------------------------------------------

*   Commencement of investment operations.
** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.16 per share.
++  Based on average shares outstanding.
+ Based on average shares outstanding from April 1, 1996 through April 16, 1996, the pricing date of the rights offering, and from August 17, 1996 through March 31, 1997.
++ Includes a $0.01 per share increase to the Fund's net asset value per share resulting from the anti-dilutive impact of shares issued persuant to the Fund's automatic Dividend Reinvestment Plan.
#   Ratios shown are inclusive of Brazilian transaction taxes, if any.

--------------------------------------------------------------------------------


12                               See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



                                                                                     For the Fiscal Years Ended March 31,
                                                                                --------------------------------------------------
                                                                                        1998             1997              1996
                                                                                       -------        --------            -------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ............................................        $17.96          $14.18             $13.02
                                                                                        -------        --------            -------
Net investment income/(loss) ....................................................          0.03            0.10+              0.06
Net realized and unrealized gain/(loss) on investments and foreign currency
  related transactions ..........................................................         (2.76)           5.69               3.32++
                                                                                        -------        --------            -------
Net increase/(decrease) in net assets resulting from operations .................         (2.73)           5.79               3.38
                                                                                        -------        --------            -------
Dividends and distributions to shareholders:
  Net investment income .........................................................         (0.02)          (0.02)                --
  In excess of net investment income ............................................            --              --                 --
  Net realized gains on investments .............................................         (4.91)             --              (2.22)
  In excess of net realized gains on investments ................................         (0.04)             --                 --
                                                                                        -------        --------            -------
Total dividends and distributions to shareholders ...............................         (4.97)          (0.02)             (2.22)
                                                                                        -------        --------            -------
Anti-dilutive impact due to common stock repurchased ............................            --              --                 --
                                                                                        -------        --------            -------
Dilution due to common stock rights offering ....................................            --           (1.99)                --
                                                                                        -------        --------            -------
Net asset value, end of period ..................................................        $10.26          $17.96             $14.18
                                                                                        =======        ========            =======
Market value, end of period .....................................................        $8.375         $14.50             $13.875
                                                                                        =======        ========            =======
Total investment return (a) .....................................................         (5.55)%          4.67%(b)           8.85%
                                                                                        =======        ========            =======
 RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted) .........................................       $67,360        $117,887            $65,696
Ratio of expenses to average net assets, net of fee waivers# ....................          2.07%           1.76%              1.76%
Ratio of expenses to average net assets, excluding fee waivers ..................          2.42%           2.11%              2.11%
Ratio of expenses to average net assets, net of fee waivers and excluding taxes .          1.72%           1.69%              1.76%
Ratio of net investment income/(loss) to average net assets .....................          0.17%           0.39%              0.39%
Portfolio turnover rate .........................................................           123%             74%                55%
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                          For the Fiscal Years      For the Period
                                                                                             Ended March 31,        April 10, 1992*
                                                                                         ----------------------         through
                                                                                           1995           1994       March 31, 1993
                                                                                         -------        -------     ---------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ............................................         $20.80         $11.83         $13.79**
                                                                                         -------        -------         --------
Net investment income/(loss) ....................................................          (0.12)         (0.04)          0.06
Net realized and unrealized gain/(loss) on investments and foreign currency
  related transactions ..........................................................          (3.80)          9.09          (1.99)
                                                                                         -------        -------         --------
Net increase/(decrease) in net assets resulting from operations .................          (3.92)          9.05          (1.93)
                                                                                         -------        -------         --------
Dividends and distributions to shareholders:
  Net investment income .........................................................             --          (0.08)         (0.03)
  In excess of net investment income ............................................          (0.03)            --             --
  Net realized gains on investments .............................................          (3.83)            --             --
  In excess of net realized gains on investments ................................             --             --             --
                                                                                         -------        -------         --------
Total dividends and distributions to shareholders ...............................          (3.86)         (0.08)         (0.03)
                                                                                         -------        -------         --------
Anti-dilutive impact due to common stock repurchased ............................             --             --             --
                                                                                         -------        -------         --------
Dilution due to common stock rights offering ....................................             --             --             --
                                                                                         -------        -------         --------
Net asset value, end of period ..................................................         $13.02         $20.80         $11.83
                                                                                         =======        =======         ========
Market value, end of period .....................................................         $14.75         $19.00         $11.25
                                                                                         =======        =======         ========
Total investment return (a) .....................................................          (6.79)%        69.55%        (19.16)%
                                                                                         =======        =======         ========
 RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted) .........................................        $60,156        $95,820        $54,493
Ratio of expenses to average net assets, net of fee waivers# ....................           1.86%          2.05%          2.45%(c)
Ratio of expenses to average net assets, excluding fee waivers ..................           2.13%          2.05%          2.45%(c)
Ratio of expenses to average net assets, net of fee waivers and excluding taxes .           1.73%          2.02%          2.45%(c)
Ratio of net investment income/(loss) to average net assets .....................          (0.62)%        (0.28)%         0.61%(c)
Portfolio turnover rate .........................................................             69%            73%            50%
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.
(b) Assumes shareholder did not participate in the rights offering. The total investment return would have been 10.19% assuming the shareholder did participate in the rights offering.
(c) Annualized.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Brazilian Equity Fund, Inc. (the "Fund") was incorporated in Maryland on February 10, 1992 and commenced investment operations on April 10, 1992. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All equity securities shall be valued at the closing price on the exchange or market on which the security is primarily traded ("Primary Market"). If the security did not trade on the Primary Market, it shall be valued at the closing price on another exchange where it trades. If there are no such sale prices, the value shall be the most recent bid, and if there is no bid, the security shall be valued at the most recent asked. If no pricing service is available and there are more than two dealers, the value shall be the mean of the highest bid and lowest ask. If there is only one dealer, then the value shall be the mean if bid and ask are available, otherwise the value shall be the bid. All other securities and assets are valued at the fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The net asset value per share of the Fund is calculated on each business day, with the exception of those days on which the New York Stock Exchange is closed.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At September 30, 2000, the interest rate was 5.86% which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and U.S. federal income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

For U.S. federal income tax purposes, realized foreign currency losses and net realized capital losses from investments incurred after October 31, 1999, within the Fund's prior fiscal year, are deemed to arise on the first day of the current fiscal year. The Fund incurred and elected to defer such losses of $205,226 and $2,572,405, respectively.

At March 31, 2000, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of $42,395,686 of which $31,370,209 expires in 2007 and $11,025,477 expires in 2008.

From January 23, 1997 through January 22, 1999, Brazil imposed a 0.20% CONTRIBUCAO PROVISORIA SOBRE MOVIMENTACAOES FINANCIERAS ("CPMF") tax that applied to most debit transactions carried out by financial institutions. Effective January 23, 1999, the CPMF tax expired and was reinstated on June 17, 1999 for a period of three years. The tax is assessed at a rate of 0.38% for the initial year and will drop to 0.30% for the remaining


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

two years. Effective October 18, 2000, the CPMF tax was eliminated.

There is no withholding tax on dividend income except for dividends paid from a company's pre-1996 profits which are taxed at 15%. However, if a company pays a cash distribution termed as a "net worth value payment", such amounts are taxed at 15%.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

    (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

    (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for U.S. federal income tax purposes.

Net currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/(depreciation) in value of investments and translation of other assets and liabilities denominated in foreign currency.

Net realized foreign exchange losses represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

The Brazilian securities markets are substantially smaller, less liquid and more volatile than the major


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

securities markets in the United States. A significant proportion of the aggregate market value of equity securities listed on the Brazilian Exchanges are held by a small number of investors and are not publicly traded. Consequently, acquisition and disposition of securities by the Fund may be inhibited.

Investments in Brazil may involve certain considerations and risks not typically associated with investments in the United States, including the possibility of future political and economic developments and the level of Brazilian governmental supervision and regulation of its securities markets.

 NOTE B. AGREEMENTS

Credit Suisse Asset Management, LLC ("CSAM"), serves as the Fund's investment adviser with respect to all investments. Effective July 1, 2000, CSAM agreed to revise its method of calculating the investment advisory fee to be based on the lesser of the average weekly stock market price or average weekly net assets. Such fee is based on the calculation used prior to July 1, 2000, substituting the above-mentioned revision in place of average weekly net assets. Prior to July 1, 2000, CSAM received as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.35% of the the first $100 million of the Fund's average weekly net assets and 1.05% of the Fund's average weekly net assets in excess of $100 million. CSAM has agreed to waive its portion of the advisory fee previously payable to former sub-advisers, equal to an annual rate of 0.35% of the Fund's average weekly net assets. For the six months ended September 30, 2000, CSAM earned $254,892 for advisory services, of which CSAM waived $65,809. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund. For the six months ended September 30, 2000, CSAM was reimbursed $5,124 for administrative services rendered to the Fund.

BankBoston, N.A., Sao Paulo ("BBNA") serves as the Fund's Brazilian administrator. BBNA is paid for its services, out of the custody fee payable to Brown Brothers Harriman & Co., the Fund's accounting agent and custodian, a quarterly fee based on an annual rate of 0.12% of the average month-end assets of the Fund held in Brazil. For the six months ended September 30, 2000, BBNA earned $26,027 for administrative services.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.10% of the first $100 million of the Fund's average weekly net assets and 0.08% of amounts in excess of $100 million. For the six months ended September 30, 2000, BSFM earned $22,283 for administrative services.

On May 8, 2000, the Fund's Board of Directors unanimously approved a proposal by the Independent Directors (as defined under the Investment Company Act of 1940, as amended), to partially compensate Independent Directors in shares of the Fund. Under this policy, such Directors would receive fifty percent (50%) of their annual retainer in the form of shares purchased by the Fund in the open market.

 NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 5,580,441 shares outstanding at September 30, 2000, CSAM owned 7,169 shares.

 NOTE D. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at September 30, 2000 was $35,928,574. Accordingly, the net unrealized appreciation of investments (including investments denominated in foreign currency) of $7,862,180, was composed of gross appreciation of $9,540,478 for those investments having an excess of value over cost and


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

gross depreciation of $1,678,298 for those investments having an excess of cost over value.

For the six months ended September 30, 2000, purchases and sales of securities, other than short-term obligations, were $20,106,524 and $21,941,773, respectively.

 NOTE E. CREDIT FACILITY

The Fund, together with other funds advised by CSAM, established a $350 million committed, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank AG as administrative agent, State Street Bank and Trust Company as operations agent, Bank of Nova Scotia as syndication agent as well as certain other lenders for temporary or emergency purposes. Under the terms of the Credit Facility, the Funds with access to the Credit Facility pay an aggregate commitment fee at a rate of 0.075% per annum on the average daily balance of the Credit Facility that is undisbursed and uncanceled during the preceding quarter allocated among the participating funds in such manner as is determined by the governing Boards of the various funds. In addition, the participating Funds will pay interest on borrowing at the Federal Funds rate plus 0.50%. At September 30, 2000 and during the six months ended September 30, 2000, the Fund had no borrowings under the Credit Facility.

 NOTE F. CONTINGENCIES

Currently, the Fund is a nominal defendant in a shareholder derivative and purported class action which alleges violations of the Federal securities laws and breach of fiduciary duty by the Fund's directors and investment adviser in connection with the Fund's July 1996 rights offering. By Opinion and Order dated April 6, 1998, the District Court granted a motion to dismiss the complaint in its entirety as to the class action claims and denied the motion to dismiss as to all other claims. On May 22, 1998, the directors created a special litigation committee of the Board composed of two newly-appointed disinterested directors who are not named parties in the STROUGO Litigation for the purpose of considering the allegations raised in the STROUGO Litigation. In December, 1998, the special litigation committee issued a report concluding that the claims had no merits and filed a motion to dismiss or, in the alternative, for summary judgement. By decision dated September 8, 2000, the District Court granted the motion and terminated the derivative action. Plaintiff has filed a motion of appeal with the Second Circuit Court of Appeals. The costs of defending the directors in this matter are being advanced by the Fund pursuant to rights of indemnity set forth in the Fund's charter documents and are reflected in the Fund's operating expenses. The investment adviser may be entitled to similar advancement of expenses and rights of indemnity.

The Fund was also added as a nominal defendant in a derivative action entitled STROUGO V. BEA ASSOCIATES, originally filed in the Southern District of New York solely against defendant BEA Associates (now CSAM) in May of 1998. The complaint was amended in February of 2000 to add the Fund as a nominal defendant. The complaint asserts claims under Sections36(a) and 36(b) of the Investment Act of 1940, both of which stem from the charge that CSAM has violated its statutory duties by negotiating over the Fund's advisory agreement with independent directors who are allegedly not independent. Motions to dismiss made by CSAM were denied prior to the Fund being added to the case as a nominal defendant and discovery is underway.

Management at this time cannot predict whether the outcome of the above litigation nor the Fund's related indemnification obligations will have a material adverse effect on the financial position or future operating results of the Fund.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

NOTE G. SHARE REPURCHASE PROGRAM

On October 21, 1998, the Board of Directors authorized the repurchase by the Fund of up to 15% of the Fund's outstanding common stock, for the purposes of enhancing shareholder value. The Fund's Board has authorized management of the Fund to repurchase such shares in open market transactions at prevailing market prices from time to time and in a manner consistent with the Fund continuing to seek to achieve its investment objectives. The Board's actions were taken in light of the significant discounts at which the Fund's shares were trading. It is intended both to provide additional liquidity to those shareholders that elect to sell their shares and to enhance the net asset value of the shares held by those shareholders that maintain their investment. The repurchase program is subject to review by the Board of Directors of the Fund. For the six months ended September 30, 2000, the Fund repurchased 127,200 of its shares (1.94% of shares outstanding at inception of repurchase program) for a total cost of $704,683 at a weighted average discount of 24.84% from net asset value. The discount of individual repurchases ranged from 19.73% - 28.30%. For the fiscal year ended March 31, 2000, the Fund repurchased 519,700 of its shares (7.92% of shares outstanding at inception of repurchase program) for a total cost of $2,939,396 at a weighted average discount of 21.30% from net asset value. The discount of individual repurchases ranged from 13.62% - 26.68%.




RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On July 24, 2000, the annual meeting of shareholders of The Brazilian Equity Fund, Inc. (the "Fund") was held and the following matters were voted upon:


(1) To re-elect two directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                               FOR      WITHHELD      NON-VOTES
Martin M. Torino                            3,459,175     492,375     1,628,891
Richard W. Watt                             3,465,601     485,949     1,628,891

In addition to the directors re-elected at the meeting, Enrique R. Arzac, James
J. Cattano, George W. Landau, Robert J. McGuire, Miklos A. Vasarhelyi and William W. Priest, Jr. continue to serve as directors of the Fund.

(2) To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants for the fiscal year ending March 31, 2001.

                            FOR          AGAINST       ABSTAIN        NON-VOTES

                         3,718,591       217,611       15,348        1,628,891


--------------------------------------------------------------------------------

-------------------------------------------------------------------------
DESCRIPTION OF INVESTLINK-SM-* PROGRAM (UNAUDITED)
-------------------------------------------------------------------------

The InvestLink-SM- Program is sponsored and administered by EquiServe, L.P., not by The Brazilian Equity Fund, Inc. (the "Fund"). EquiServe, L.P. will act as program administrator (the "Program Administrator") of the InvestLink-SM-Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of Company Common Stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

EquiServe, L.P., as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will

-------------------------------------------------------------------------

-------------------------------------------------------------------------
DESCRIPTION OF INVESTLINK-SM-* PROGRAM (UNAUDITED) (CONTINUED)
-------------------------------------------------------------------------

also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional Shares) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

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                                      20

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DESCRIPTION OF INVESTLINK-SM-* PROGRAM (UNAUDITED) (CONTINUED)
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The participant should recognize that neither the Fund nor the Program
Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(800) 969-3306; Current Shareholders--(800) 730-6001. All correspondence regarding the Program should be directed to: EquiServe, L.P., InvestLink-SM- Program, P.O. Box 8040, Boston, MA 02266-8040.




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* InvestLink is a service mark of EquiServe, L.P.

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                                      21

SUMMARY OF GENERAL INFORMATION (UNAUDITED)


The Fund--The Brazilian Equity Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in Brazilian equity securities. The Fund is managed and advised by Credit Suisse Asset Management, LLC ("CSAM"). CSAM is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. CSAM manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. As of September 30, 2000, CSAM-Americas managed approximately $68.2 billion in assets.

SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "BrazilEF" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "BrazEqtyFd". The Fund's New York Stock Exchange trading symbol is BZL. Weekly comparative net asset value (NAV) and market price information about The Brazilian Equity Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

THE CSAM GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.cefsource.com.

CLOSED-END FUNDS

SINGLE COUNTRY
The Chile Fund, Inc. (CH)
The First Israel Fund, Inc. (ISL)
The Indonesia Fund, Inc. (IF)
The Portugal Fund, Inc. (PGF)

MULTIPLE COUNTRY
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse Asset Management Strategic Global Income Fund, Inc. (CGF)


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Notice is hereby given in accordance with Section 23(C) of the Investment
Company Act of 1940, as amended, that The Brazilian Equity Fund, Inc. may from time to time purchase shares of its capital stock in the open market.
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


 DIRECTORS AND CORPORATE OFFICERS

Dr. Enrique R. Arzac    Director

James J. Cattano        Director

George W. Landau        Director

Robert J. McGuire       Director

Martin M. Torino        Director

Miklos A. Vasarhelyi    Director

William W. Priest, Jr.  Chairman of the Board of Directors

Richard W. Watt         President and Director

Emily Alejos            Chief Investment Officer

Yaroslaw Aranowicz      Investment Officer

Hal Liebes              Senior Vice President

Michael A. Pignataro    Chief Financial Officer and Secretary

Rocco A. Del Guercio    Vice President

Robert M. Rizza         Treasurer


 INVESTMENT ADVISER

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, NY 10017


 ADMINISTRATOR

Bear Stearns Funds Management Inc.
575 Lexington Avenue
New York, NY 10022


 CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109


 SHAREHOLDER SERVICING AGENT

EquiServe, L.P.
P.O. Box 1865
Mail Stop 45-02-62
Boston, MA 02105


 INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, PA 19103

 LEGAL COUNSEL

Willkie Farr & Gallagher
787 Seventh Avenue
New York, NY 10019


This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund, without examination by independent accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

[BZL LISTED NYSE-Registered Trademark- LOGO]
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3910-SAR-00